         HEALTHCARE CORPORATION OF AMERICA AND SUBSIDIARIES

Consolidated Table of Contents

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	F-1

Restated Consolidated Balance Sheets:
December 31, 2012 and March 31, 2013	F-2

Restated Consolidated Statements of Operations:
Three months ended March 31, 2012 and 2013	F-3

Restated Consolidated Statements of Cash Flows:
Three months ended March 31, 2012 and 2013	F-4

Restated Notes to Financial Statements:
March 31, 2013	F-5

THOMAS J. HARRIS

CERTIFIED PUBLIC ACCOUNTANT

3901 STONE WAY N., SUITE 202

SEATTLE, WA 98103

206.547.6050

REGISTERED AUDITOR'S CONSENT

I, Thomas J. Harris, CPA, of 3901 Stone Way North, Suite # 202, Seattle, WA. 98103, do hereby consent to the use of my reports dated January 17, 2014 on the restated financial statements of Healthcare Corporation of America and Subsidiaries as of December 31, 2012 be included in and made part of any filing to be filed with the U. S. Securities and Exchange Commission. I also consent to your use of my name as an expert in the appropriate sections of those filings.

Dated this 23rd day of January 2014.

Thomas J. Harris

Certified Public Accountant

F-1

             HEALTHCARE CORPORATION OF AMERICA AND SUBSIDIARIES

Restated Consolidated Balance Sheets

	Unaudited	Audited
	March 31,	December 31,
	2013	2012

ASSETS
Current assets:
Cash	$409,023	$1,791,134
Accounts receivable	1,984,820	1,126,846
Rebates receivable	1,544,906	1,323,474
Other receivable	15,500	-
Inventory	424,311	544,004
Prepaid Fees	400,705	619,271
Total current assets	4,779,265	5,404,729

Property and equipment, net of accumulated depreciation, restated	1,339,541	1,114,055

Other assets:
Security deposits	66,131	66,131
Other	1,000	17,555
	67,131	83,686

Other Assets

Total Other Assets		-
Total assets	$6,185,937	$6,602,470

LIABILITIES
Current liabilities:
Accrued Compensation		$-
Accounts payable	$5,356,888	$4,431,366
Accrued expenses	1,340,397	557,457
Accrued taxes payable	32,870	11,071
Prepaid revenue	804,698	638,223
Note payable	4,804,265	4,192,954
Reedemable preferred stock	2,362,517	2,362,517
Warrant liability	242,287	121,350
Current portion of long term debt	169,745	137,703
Total current liabilities	15,113,667	12,452,641

Long term liabilities:
Deferred rent	59,909	64,133
Leases payable	494,660	399,382

Total long term liabilities	554,569	463,515

Total Liabilities	15,668,236	12,916,156

STOCKHOLDERS' DEFICIT
Common stock, no par value, 50,000,000 authorized,
37,879,809 and 40,000,009 shares issued and outstanding	4,555,856	4,175,856
Warrants	250,000	250,000
Stock redemption	-	(100,000)
Accumulated deficit, restated	(14,288,155)	(10,639,542)
Total stockholders' equity	(9,482,299)	(6,313,686)
Total liabilities and stockholders equity	$6,185,937	$6,602,470

F-2

               HEALTHCARE CORPORATION OF AMERICA AND SUBSIDIARIES

               Restated Consolidated Statement of Operations

               Unaudited

	Three months	Three months
	Ended	Ended
	March 31,	March 31,
	2013	2012

Sales	$11,961,723	$3,592,625

Cost of Sales	11,450,011	3,440,309

Gross Profit	511,712	152,316

General and administrative expenses:
Wages and taxes	942,790	553,870
Stock based compensation	480,000	-
Commissions	423,282	252,578
Advertising and marketing	24,624	75,556
Legal and professional	396,391	138,938
Computer and internet	41,170	1,152
Travel and entertainment	78,708	26,476
Insurance	285,895	159,910
Office and postage	71,597	42,658
Rent	48,234	33,096
Depreciation and amortization	74,693	49,000
Bad debts
Other office and miscellaneous	106,636	43,630
Total operating expenses	2,974,020	1,376,864
Income/(Loss) from operations	(2,462,308)	(1,224,548)

Other income (expense):
Interest income	84	-
Interest (expense)	(1,065,452)	(86)
Other (expense)	(120,937)	(2,915)
Income/(Loss) before taxes	(3,648,613)	(1,227,549)

Provision/(credit) for taxes on income	-	-
Net Income/(loss)	$(3,648,613)	$(1,227,549)

Basic earnings/(loss) per common share	$(0.09)	$(0.03)

Weighted average number of shares outstanding	40,250,009	38,939,909

F-3

HEALTHCARE CORPORATION OF AMERICA AND SUBSIDIARIES

Restated Consolidated Statement of Cash Flows

           Unaudited

	(Restated)
	March 31,	March 31,
	2013	2012

Cash flows from operating activities:
Net income (loss)	$(3,648,613)	$(1,227,549)

Adjustments to reconcile net (loss) to cash
provided (used) by operating activities:
Common stock issued for services	480,000
Depreciation and amortization	74,693	49,000
Amortization of capital raising expenses	218,565
Warrents issued for services		65,000
Rounding	1
Change in current assets and liabilities:
Accounts receivable	(857,974)	406,607
Rebates	(221,432)	239,885
Other receivables	(15,500)	29,861
Inventory	119,693	(286,754)
Prepaid expenses and other current assets	16,555	(127,000)
Other assets
Accounts payable and accrued expenses	1,730,261	(1,167,147)
Deferred rent	(1,415)
Prepaid revenue	166,475	-
Net cash flows from operating activities	(1,938,691)	(2,018,097)

Cash flows from investing activities:
Purchase of fixed assets	(123,939)	(31,292)

Net cash flows from investing activities	(123,939)	(31,292)

Cash flows from financing activities:
Proceeds from sale of common stock	-
Proceeds from notes payable	611,311
Redeemable preferred stock	-
Warrants issued	120,937
Redemption of common stock	-
Repayment of capital leases	(51,729)	(15,330)

Net cash flows from financing activities	680,519	(15,330)
Net cash flows	(1,382,111)	(2,064,719)

Cash and equivalents, beginning of period	1,791,134	3,354,385
Cash and equivalents, end of period	$409,023	$1,289,666

SUPPLEMENTAL DISCLOSURE OF CASH FLOWS FOR:
Interest	$(960,416)	$-
Income taxes		$-

F-4

HEALTHCARE CORPORATION OF AMERICA AND SUBSIDIARIES

RESTATED CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

March 31, 2013

Note 1 - Summary of Significant Accounting Policies

General Organization and Business

Healthcare Corporation of America and Subsidiaries (the “Company”), are New Jersey Corporations. The consolidated companies are primarily engaged in the health benefits industry which provides benefit management services and mail order pharmacy fulfillment. The subsidiaries are Prescription Corporation of America Benefits (“PCB”) and Prescription Corporation of America (“PCA”). Healthcare Corporation of America was incorporated on February 26, 2008, Prescription Corporation of America Benefits was incorporated on October 7, 2010 and Prescription Corporation of America was incorporated on January 11, 2008. In April 2013, the Company was acquired by Selway Capital Acquisition Corp (“Selway”).

Basis of presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”). Changes in classification of 2012 amounts have been made to conform to current presentations.

Basis of consolidated

The consolidated financial statements include the accounts of Healthcare Corporation of America and its wholly-owned subsidiaries PCA and PCB, (collectively, the Company). All significant intercompany transactions and balances have been eliminated in consolidation.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents

For purposes of the statement of cash flows, we consider all cash in banks, money market funds, and certificates of deposit with a maturity of less than three months to be cash equivalents. For cash management purposes, the Company concentrates its cash holdings in multiple checking accounts at Chase Bank. The balances in these accounts may exceed the federally insured limit of $250,000 by the Federal Deposit Insurance Corporation in case of bank failure.

Property and Equipment

The Company values its investment in property and equipment at cost less accumulated depreciation. Depreciation is computed primarily by the straight line method over the estimated useful lives of the assets ranging from five to thirty-nine years.

Inventory

Inventory is recorded at lower of cost or market; cost is computed on a first-in first-out basis. The inventory consists of finished goods. Inventory was $424,311 at March 31, 2013 and $544,004 at December 31, 2012.

F-5

HEALTHCARE CORPORATION OF AMERICA AND SUBSIDIARIES

RESTATED CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

March 31, 2013

Accounts receivable

Trade receivables are carried at original invoice amount. Accounts receivable are written off to bad debt expense using the direct write-off method. Management determines uncollectible accounts by regularly evaluating individual customer receivables and considering a customer’s financial condition, credit history, and current economic conditions and by using historical experience applied to an aging of accounts. Recoveries of trade receivables previously written off are recorded when received.

Revenue recognition:

Benefit management services revenues are recognized over the period in which members are entitled to receive benefits. Mail order pharmacy fulfillment sales consist of amounts due from 3rd party payors and member copayments.

Rebates received from the pharmaceutical manufacturers are recorded as reduction of cost of revenues and the portion of the rebate payable to customers is treated as reduction of revenue.

Stock-based compensation

The Company accounts for equity awards based on the fair value of the common stock at the date of issue. Expense is recognized upon vesting.

Fair value of financial instruments and derivative financial instruments

We have adopted Accounting Standards Codification regarding Disclosure About Derivative Financial Instruments and Fair Value of Financial Instruments. The carrying amounts of cash, accounts payable, accrued expenses, and other current liabilities approximate fair value because of the short maturity of these items. These fair value estimates are subjective in nature and involve uncertainties and matters of significant judgment, and, therefore, cannot be determined with precision. Changes in assumptions could significantly affect these estimates. We do not hold or issue financial instruments for trading purposes, nor do we utilize derivative instruments in the management of foreign exchange, commodity price or interest rate market risks.

Federal income taxes

Deferred income taxes are reported for timing differences between items of income or expense reported in the financial statements and those reported for income tax purposes in accordance with Accounting Standards Codification regarding Accounting for Income Taxes, which requires the use of the asset/liability method of accounting for income taxes. Deferred income taxes and tax benefits are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and for tax loss and credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Deferred taxes are provided for the estimated future tax effects attributable to temporary differences and carryforwards when realization is more likely than not.

Net Income Per Share of Common Stock

We have adopted Accounting Standards Codification regarding Earnings per Share, which requires presentation of basic and diluted EPS on the face of the income statement for all entities with complex capital structures and requires a reconciliation of the numerator and denominator of the basic EPS computation to the numerator and denominator of the diluted EPS computation. In the accompanying financial statements, basic earnings per share of common stock is computed by dividing net income by the weighted average number of shares of common stock outstanding during the period. We do not compute fully diluted earnings per share because they are antidilutive.

F-6

HEALTHCARE CORPORATION OF AMERICA AND SUBSIDIARIES

RESTATED CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

March 31, 2013

    Internal Website Development Costs

Under ASC350-50, Website Development Costs, costs and expenses incurred during the planning and operating stages of the Company's website are expensed as incurred.  Under ASC 350-50, costs incurred in the website application and infrastructure development stages are capitalized by the Company and amortized to expense over the website's estimated useful life or period of benefit.

    Impairment of Long-Lived Assets

The Company evaluates the recoverability of long-lived assets and the related estimated remaining lives at each balance sheet date.  The Company records an impairment or change in useful life whenever events or changes in circumstances indicate that the carrying amount may not be recoverable or the useful life has changed.

    Deferred Offering Costs

The Company defers as other assets the direct incremental costs of raising capital until such time as the offering is completed.  At the time of the completion of the offering, the costs are charged against the capital raised.  Should the offering be terminated, deferred offering costs are charged to operations during the period in which the offering is terminated. During 2012, the Company incurred $689,264 in offering costs which were capitalized and amortized over the life of the loan.

    Common Stock Registration Expenses

The Company considers incremental costs and expenses related to the registration of equity securities with the SEC, whether by contractual arrangement as of a certain date or by demand, to be unrelated to original issuance transactions.  As such, subsequent registration costs and expenses are reflected in the accompanying financial statements as general and administrative expenses, and are expensed as incurred.

Risk Concentration

The Company grants unsecured credit to its customers. The Company continuously monitors the payment performance of its customers to ensure collections and minimize losses. Management does not believe that significant credit risks exist at December 31, 2012. Management has determined that an allowance for doubtful accounts is not necessary at December 31, 2012 since no losses have been incurred to date.

Advertising:

The Company expenses all costs of advertising as incurred. The advertising costs included in general and administrative expenses for the three months ended March 31, 2013 and 2012 were $24,624 and $9,055, respectively.

Note 2 – Merger:

On January 25, 2013, the Company signed a definitive merger agreement to merge the Company with Selway Capital Acquisition Corporation. Selway shall acquire all of the issued and outstanding securities in exchange for 5,200,000 shares of stock and 1,185,000 shares in exchange for the outstanding preferred stock and note payable.

The contract also has an earn out component that requires the Company to achieve certain financial goals. The determination shall be based on the combined company’s audited financial statements.

1.	1.4 million shares shall be issued if the combined company achieves consolidated revenue of at least $150 million for the 12 month period ending June 30, 2014.

F-7

HEALTHCARE CORPORATION OF AMERICA AND SUBSIDIARIES

RESTATED CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

March 31, 2013

2.	1.4 million shares shall be issued based if the combined company achieves consolidated revenue of at least $300 million for the 12 month period ending June 30, 2015.
a.	Should #1 not be achieved but #2 achieved the full 2.8 million shares will be issued.

3.	Cash Flow Note: Shareholders of record of HCA prior to the merger shall receive a $10 million note from the company with the following provision. 25% of all free cash flow after the first $2 million of free cash flow based on audited financials will be distributed to those shareholders. The note has no expiration date.

4.	In the case of a sale of the combined company at a price per share of at least $15 per share, all shares will be issued immediately prior to the closing and the remaining balance due on the cash flow note will be paid immediately.

The foregoing targets are to be met on an all-or-nothing basis, and there shall be no partial awards.

In addition, at the time of the merger certain members of HCCA’s management will receive an aggregate of 1,500,000 shares of Selway common stock, which shares will be fully vested but placed in escrow to be released in three equal installments of 500,000 shares on each of September 30, 2013, June 30, 2014 and June 30, 2015. At the time of the merger HCCA expects to record a one-time expense reflecting the estimated market value of these shares at the time of the merger.

Formal closing was completed on April 10, 2013.

Note 3 - Going concern:

The Company’s financial statements are prepared using generally accepted accounting principles in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. As of March 31, 2013, the Company had an accumulated (deficit) of ($14,288,155).

Since March 31, 2013 and through the issuance date of these restated consolidated financial statements the Company has continued to generate substantial losses, while successfully completing various financings in addition to the merger described in Note 2. As of the date of issuance of these restated consolidated financial statements the Company has not yet established an ongoing source of revenues sufficient to cover its operating costs to allow it to continue as a going concern.

The ability of the Company to continue as a going concern is dependent on the Company obtaining additional adequate capital to fund operating losses until it becomes profitable. If the Company is unable to obtain adequate capital, it could be forced to cease operations.

In order to continue as a going concern, the Company will need, among other things, additional capital resources. The Company is contemplating conducting additional offering of its debt or equity securities to obtain additional operating capital. The Company is dependent upon its ability, and will continue to attempt, to secure equity and/or debt financing. There are no assurances that the Company will be successful and without sufficient financing it would be unlikely for the Company to continue as a going concern.

The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the preceding paragraph and eventually secure other sources of financing and attain profitable operations. These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might result from this uncertainty.

F-8

HEALTHCARE CORPORATION OF AMERICA AND SUBSIDIARIES

RESTATED CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

March 31, 2013

Note 4 – Restatement:

The financial statements have been revised to correct an error in accounting for the Company’s sales, accounts receivable, cost of sales, accounts payable, capital leases, accrued rent and accrued taxes. In accordance with applicable Generally Accepted Accounting Principles (GAAP), the Company calculated and recognized adjustments accordingly.

On March 25, 2013, the Company filed with the Securities and Exchange Commission (“SEC”) its audited financial statements for the years ended December 31, 2012 and 2011.   Following the discovery of various material errors the Company informed the SEC on May 9, 2013 that these financial statements could not be relied upon, and on May 15, 2013 filed its restated audited financial statements for the above mentioned periods (First Restatement Financial Statements).

On September 19, 2013 following the discovery by management of additional material errors and misstatements in the First Restatement Financial Statements, the company informed the SEC that these financials could not be relied upon and that the company would review its financial statements in an attempt to discover all the material errors and misstatements that were included therein.

As part of this review the company engaged external consultants to review and investigate its books and records and other related transactions and activities for 2012 and 2011. As a result of this review management concluded that it will be unable to complete its restated 2011 financial statements, due to lack of sufficient source documents and other information. In addition the company discovered various additional errors in misstatements in the 2012 financial statements which were corrected in these restated financial statements.

F-9

HEALTHCARE CORPORATION OF AMERICA AND SUBSIDIARIES

RESTATED CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

March 31, 2013

The following table represents the effects of the restated statements as of March 31, 2013, March 31, 2012 and December 31, 2012.

					Subsequent
	Restatement	Original	Restatement	Original	Restatement	Original
	3/31/2013	3/31/2013	3/31/2012	3/31/2012	12/31/2012	12/31/2012
Accounts receivable	$1,984,820	$2,068,835	$-	$-	$1,126,846	$1,220,065

Rebates receivable	$-	$-	$-	$-	$-	$1,638,000

Other receivable	$15,500	$299,946	$-	$-	$-	$40,867

Inventory	$424,311	$457,004	$-	$-	$-	$-

Prepaid fees	$400,705	$315,913	$-	$-	$-	$-

Property and Equipment, net	$1,339,541	$1,409,773	$-	$-	$-	$-

Accounts payable	$5,568,114	$5,445,746	$-	$-	$4,431,366	$1,514,857

Accrued expenses	$1,340,397	$537,134	$-	$-	$557,457	$453,057

Note payable	$4,804,265	$4,947,613	$-	$-	$4,192,954	$4,947,613

Redeemable preferred stock	$2,362,517	$458,800	$-	$-	$2,362,517	$458,800

Warrant liability	$242,287	$518,587	$-	$-	$121,350	$518,587

Common stock	$4,555,856	$3,936,056	$-	$-	$4,175,856	$3,556,056

Warrants	$250,000	$-	$-	$-	$250,000	$-

Sales	$-	$-	$3,592,625	$5,677,089	$-	$-

Cost of Sales	$11,450,011	$10,605,500	$3,440,309	$4,767,120	$-	$-

General and Administrative expenses	$2,974,020	$2,843,888	$1,376,864	$1,282,154	$-	$-

Other income/(expense)	$(1,186,305)	$(407,807)	$(3,001)	$(381,279)	$-	$-

Accumulated deficit	$(14,288,155)	$(10,833,331)	$-	$-	$(10,639,542)	$(4,970,540)

Earnings per share	$(0.09)	$(0.05)	$(0.03)	$(0.01)	$-	$-

Note 5 – Commitments and contingencies:

Operating leases:

The Company leases office space in Denville, New Jersey and office equipment. The office lease requires the following minimum rental payments:

F-10

HEALTHCARE CORPORATION OF AMERICA AND SUBSIDIARIES

RESTATED CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

March 31, 2013

Minimum Rental Payments
Premise
2013	$50,625
2014	207,764
2015	206,251
2016	217,740
2017	146,520
Thereafter	-

$828,900

Rent expense for the period ended March 31, 2012 was $33,096 and $48,346 for the period ending March 31, 2013.

The Company also has a deferred rental agreement with their landlord. The Company has recorded deferred rent at December 31, 2012 of $72,888 and $71,474 on March 31, 2013. The deferral amortizes over the life of the lease that expires in February 2017.

Note 6 – Litigation:

During 2012, the Company filed suit against its past adjudicator of claims for overcharges, over payment on claims, errors and misclassifications, and rebates owed from drug manufacturers for over $5 million. The Company’s General Counsel has advised Management that the outcome of this lawsuit is undeterminable, and as a result, the Company has not recorded any receivable and will record any revenue when and if received. The adjudicator of claims filed a counterclaim in the amount of $2.9 million for amounts it claims are owed to it by the Company

In August 2013, The Company settled the suit with the claims adjudicator. Under the terms of the settlement the Company agreed to pay the claims adjudicator $2.7 million over 15 months commencing in September 2013. This amount was recorded as a liability as of January 1, 2012 and therefore the settlement did not have any material impact on the Company’s Consolidated Statement of Operations.

On August 14, 2012, The Company entered into a settlement with a shareholder to buy back 500,000 shares of common stock for $100,000. The settlement also called for the Company to pay $50,000 to the shareholder to settle claims against the company . As of December 31, 2012, the Company had not received the 500,000 shares of common stock but had paid the settlement. The Company received these shares in February 2013. A stock redemption was recorded on December 31, 2012 in the amount of $100,000.

Note 7 - Common Stock

During the first quarter of 2013, The Company issued 500,000 fully vested shares to key employees and consultants. The Company has recognized a one-time stock based compensation in the amount of $480,000.

Note 8 – Property and Equipment

The Company values its investment in property and equipment at cost less accumulated depreciation.

F-11

HEALTHCARE CORPORATION OF AMERICA AND SUBSIDIARIES

RESTATED CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

March 31, 2013

Following is a detail break-out of its property and equipment:

	3/31/2013	12/31/2013
Furniture and fixtures	$1,674,305	$1,374,126
Leasehold improvements	10,162	10,162

	1,684,467	1,384,288
Accumulated depreciation	(344,926)	(270,233)

Net property and equipment	$1,339,541	$1,114,055

The Company recorded depreciation expense of $74,693 and 49,000 for the period ending March 31, 2013 and 2012, respectively.

F-12

HEALTHCARE CORPORATION OF AMERICA AND SUBSIDIARIES

RESTATED CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

March 31, 2013

Note 9 – Long Term Debt – Leases

Long-term debt at March 31, 2013 is summarized as follows:

	Due within	Due after	Total
	One year	One Year	3/31/2013
Note payable in monthly installments of $2,140 including 8% interest, secured by equipment	$22,867	$117,703	$140,570

Note payable in monthly installments of $1,712 including 8% interest, secured by equipment	18,294	132,658	150,952

Note payable in monthly installments of $1,117 including 12% interest, secured by equipment	9,224	29,638	38,862

Note payable in monthly installments of $1,764 including 12% interest, secured by equipment	18,488	11,861	30,349

Note payable in monthly installments of $1,672 including 12% interest, secured by equipment	17,529	11,246	28,775

Note payable in monthly installments of $764 including 7% interest, secured by equipment	7,894	13,690	21,584

Note payable in monthly installments of $1,383 including 6.2% interest, secured by equipment	15,324	12,133	27,457

Note payable in monthly installments of $212 including 7% interest, secured by equipment	2,208	3,615	5,823

Note payable in monthly installments of $1,159 including 6.9% interest, secured by equipment	12,076	19,755	31,831

Note payable in monthly installments of $763 including 6.9% interest, secured by equipment	7,954	13,006	20,960

Note payable in monthly installments of $3,663 including 12.3% interest, secured by equipment	26,324	129,354	155,678

	$158,182	$494,659	$652,841

F-13

HEALTHCARE CORPORATION OF AMERICA AND SUBSIDIARIES

RESTATED CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

March 31, 2013

Future maturities of long term debt are as follows:

March 31, 2015	153,573
March 31, 2016	127,907
March 31, 2017	115,671
March 31, 2018	97,508

$494,659

Note 10 – Note Payable and Preferred Stock

On September 12, 2012, the Company, in anticipation of the merger with Selway, completed a one year bridge financing amounting to $5,925,000 (the “Bridge Financing”) consisting of 59.25 units, each unit consisting of 10,000 preferred shares, 5,000 warrants and a promissory note with a face value of $100,000. At the time of the Merger, each preferred stock, would convert into one share of the Selway common stock and each warrant would convert into a warrant to purchase one share of the Selway common stock. In addition at the time of the expected Merger the notes would, based on certain conditions be either be repaid, or converted into shares of Selway common stock, which for the purpose of the conversion will be valued at $10 per share.

At the time of the transaction the value of the units was allocated as follows: Preferred Stock was recorded at a value of $2,362,517, the warrants were recorded as a warrant liability of $82,726 and the notes were recorded at a value of $3,479,757, reflecting a loan discount of $2,445,243, and a contingent beneficial conversion feature valued at $1,182, 327. In addition the Company incurred loan fees amounting to $874,264. The Company recorded interest expense associated with the amortization of the loan discount and the loan fees.

Note 11 – Warrants:

The Company had the following warrants activity during the period:

In February 2012 the Company issued to a marketing partner a 3 year warrant to purchase 2,000,000 shares at an exercise price of $1.00 per share. Warrants to purchase 650,000 vested immediately and warrants to purchase 1,350,000 were to vest upon meeting specific targets. The Company only recorded the 650,000 vested warrants as management estimates that the specific targets needed for additional vesting of options will not be met.

In consideration for services provided by its financial advisor in connection with the Bridge Financing the Company was obligated to grant to the financial advisor the right to purchase 3.5 units, each unit consisting of 10,000 preferred shares, 5,000 warrants and a promissory note with a face value of $100,000. In April 2013, in connection with the merger with Selway the Company and the financial advisor agreed to exchange this warrant with a warrant to purchase 92,500 shares of Selway at an exercise price of $7.5. Management estimated the fair value of the warrant at $185,000.

Note 12 – Subsequent Events:

In accordance with SFAS 165 (ASC 855-10) management has reviewed events between March 31, 2013 and May 14, 2013 and has determined that it does not have any material subsequent events to disclose in these financial statements other than the note below.

F-14